| We shop. You save. 4th Quarter Fiscal 2024 Earnings Conference Call Presentation September 13, 2024 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: impacts of the COVID-19 pandemic and any other significant public health events; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; our ability to regain and maintain compliance with NYSE listing standards; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, which is a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to any similarly titled measure presented by other companies. We define Adjusted EBITDA as income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income (loss). We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, establish budgets, and develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding these non-GAAP measures, please see today’s press release. See below beginning on slide 17 for reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures. Disclaimer 2

| We shop. You save. Key Highlights $MM SelectQuote Year-in-Review Revenue $1,125 $1,322 FY24 Actual Results vs. Original Guidance 8% Increase in year-over-year Approved MA policies 25% Senior division full year Adjusted EBITDA* margin 82k SelectRx members as of fiscal year end Adjusted EBITDA* $93 $117 Original Guidance** FY 2024 Actual Results **Midpoint of guidance range provided September 13, 2023 *See "Non-GAAP Financial Measures" section on slide 2 3

| We shop. You save. Revenue/CAC*** 1.7 4.1 4.5 FY22 FY23 FY24 Operating Expense Per Policy* $1,034 $750 $780 FY22 FY23 FY24 *Represents Senior operating costs divided by approved MA/MS policies. **Represents Senior marketing costs divided by approved MA/MS policies. Senior Efficiency Metrics Marketing Expense Per Policy** $578 $382 $430 FY22 FY23 FY24 ***The revenue to customer acquisition cost (“CAC”) multiple represents total revenue as a multiple of total marketing acquisition costs for the Senior and Healthcare Services divisions, which represents the direct costs of acquiring leads. 4

| We shop. You save. $70 $252 $479 FY22 FY23 FY24 Healthcare Services Growth & Profitability Revenue $MM SelectRx Members 000s FY25 CommentaryAdjusted EBITDA* $MM *See "Non-GAAP Financial Measures" section on slide 2 $(32) $(23) $8 FY22 FY23 FY24 26 49 82 FY22 FY23 FY24 5 • Continued strong SelectRx revenue growth • Scaled profitability and incremental margin improvement • Expansion into large and attractive markets

Executing on Recapitalization Plan

SelectQuote recently entered into a non-binding letter of intent with certain of its term debt lenders for a ~$100M securitization related to a portion of the company's commission receivables. Provided the deal closes, we expect immediate balance sheet benefits. Most importantly, we expect the proposed deal to represent a critical first step in a phased approach to improving our capital structure.

Extended Maturities

Extension of term debt maturity until **Fall 2027** with staggered paydowns

Cash generative business model presents opportunity to **materially de-lever in future quarters**

Lower Cost of Capital

Cost of capital well inside existing term loan

Material interest expense savings after paydown

Future Optionality

Lays foundational work for **future warehouse financing and securitization deals** on newly sold policies

First critical step in improving our capital structure and **reducing overall debt load in future years**

SELECTQUOTE | We shop. You save.

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2025 Outlook in Context

What Stays the Same?

- Medicare Advantage **policy persistency trends are stable and broad demand from aging Americans remains strong**
- SelectQuote's growing Healthcare Services business helps **diversify revenues and mitigate the high seasonality** of the Senior Medicare Advantage business
- Attractive and stable unit economics within Senior and **confidence in achieving target margins of 20%+**

What Changed?

- A large insurance carrier partner will shift back to a ratable commission structure vs. the previous front-loaded structure
- While this new commission structure remains **economically attractive**, the change limits SLQT's typical capital availability during the compressed Medicare Advantage selling season
- Approved policy volume for 2025 compared to 2024 **expected to be ~10-15% lower**

SelectQuote | We shop. You save.

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| We shop. You save. Healthcare Select’s ‘right-to-win’ lies in our proven track record of engaging members, capturing critical self-reported information in real-time, and then taking action on that information to offer each member personalized solutions Healthcare Select Flywheel Unbiased shopping platform helping Seniors locate best Medicare plan for their unique needs Simplifying the healthcare journey through personalized solutions for each patient’s unique needs High-touch Patient-Centered Pharmacy At Home provides convenient approach to improved medication adherence Highly-synergistic, needs-based care market opportunities that serve a vast and growing population of U.S. Seniors >4.0x Rev/CAC Future Opportunities 8

4Q and FY2024 Earnings Highlights

- **Consolidated Company Highlights**
  - **Operating cash flow and free cash flow positive** during FY2024
  - **Exceeded the top ends of both revenue and Adjusted EBITDA guides** for full fiscal year 2024

Financial Results

$ in millions	4Q24	4Q23	FY2024	FY2023
Revenue	**$307.2**	**$221.8**	**$1,321.8**	**$1,002.8**
Adjusted EBITDA*	**$14.4**	**$(5.8)**	**$117.0**	**$74.3**

- **Senior**
  - Delivered **full year Adjusted EBITDA margins of 25%**, well above our stated 20%+ target
  - **Strong close rates** fueled production ahead of internal forecasts
  - Indicators point to continued **stability in customer retention** metrics

- **Healthcare Services**
  - Positive Adjusted EBITDA* for a **fifth consecutive quarter** despite continued growth investment
  - SelectRx ended FY2024 with **over 82,000 members** representing **growth of 68% year-over-year**

*See "Non-GAAP Financial Measures" section on slide 2

SELECTQUOTE | We shop. You save.
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| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $1,003 $1,322 FY23 FY24 $(6) $14 4Q23 4Q24 2024 Consolidated Financial Summary Margin % 9% $222 $307 4Q23 4Q24 $74 $117 FY23 FY24 YOY Growth 32%39% *See "Non-GAAP Financial Measures" section on slide 2 5% 10

# SelectQuote Senior KPIs

## Total Approved Policies

000s



MA
Other
MA
Other
125
15
110
121
14
107
648
71
578
688
62
625
4Q23
4Q24
FY23
FY24

## MA LTV



$830
$847
$877
$910
4Q23
4Q24
FY23
FY24

SELECTQUOTE | We shop. You save.

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| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $590 $656 FY23 FY24 $155 $167 FY23 FY24 Senior Financial Summary 25%24% $104 $114 4Q23 4Q24 $16 $28 4Q23 4Q24 *See "Non-GAAP Financial Measures" section on slide 2 12 Margin %

| We shop. You save. $38 $42 $(1) $8 4Q23 4Q24 $7 $7 $(7) $2 4Q23 4Q24 Life and Auto & Home Financial Summary $146 $158 $22 $36 FY23 FY24 $23 $20 $— $14 FY23 FY24 13 (1) Includes the impact of a one-time $10.4 million change in estimated revenue related to the mutual termination of a contract with one of our Auto & Home carriers. (1) (1)(1)(1) *See "Non-GAAP Financial Measures" section on slide 2 Life Auto & Home Revenue $MM Adjusted EBITDA* $MM

| We shop. You save. REVENUE +10% YoY At the Midpoint$1.4B ADJUSTED EBITDA** NET INCOME (LOSS) to $1.5B $90M to $120M $(42)M to $(6)M (10%) YoY At the Midpoint +30% YoY At the Midpoint **See "Non-GAAP Financial Measures" above on slide 2. 14 FY25 Financial Guidance

| We shop. You save. $103 $14 FY24 FY25 Guidance Midpoint Adjusted EBITDA* $MM FY2025 Guidance Drivers *See "Non-GAAP Financial Measures" section on slide 2 **Excludes $14 million contribution from Auto & Home business ***Includes an immaterial contribution from Auto & Home business • Forecasting approximately 10-15% decline in Senior MA volume due to current capital constraints • Expect MA unit economics to remain strong and plan to deliver on 20%+ Adjusted EBITDA margin target within Senior business • MA volume headwinds partially offset by strong growth and continued profitability in Healthcare Services • Strategic rationalization of Auto & Home headwind to 2025E Adjusted EBITDA but tailwind to operating cashflow Drivers 15 $117 $105 ** ***

| We shop. You save. Supplemental Information 16

| We shop. You save. Adjusted EBITDA to Loss before income tax expense (benefit) Reconciliation 4Q FY 2024 (in thousands) Senior Healthcare Services Life Auto & Home Total Adjusted Segment EBITDA $ 27,872 $ 909 $ 7,217 $ 2,474 $ 38,472 Corporate & elimination of intersegment profits (24,115) Adjusted EBITDA 14,357 Share-based compensation expense (3,304) Transaction costs (5,529) Depreciation and amortization (6,407) Loss on disposal of property, equipment, and software (523) Interest expense, net (23,409) Loss before income tax expense (benefit) $ (24,815) 4Q FY 2023 (in thousands) Senior Healthcare Services Life Auto & Home Total Adjusted Segment EBITDA $ 16,147 $ 1,685 $ 6,702 $ (7,235) $ 17,299 Corporate & elimination of intersegment profits (23,122) Adjusted EBITDA (5,823) Share-based compensation expense (2,785) Transaction costs (2,568) Depreciation and amortization (6,793) Loss on disposal of property, equipment, and software (363) Impairment of long-lived assets (17,332) Interest expense, net (21,721) Loss before income tax expense (benefit) $ (57,385) 17

| We shop. You save. Adjusted EBITDA to Loss before income tax expense (benefit) Reconciliation FY 2024 (in thousands) Senior Healthcare Services Life Auto & Home Total Adjusted Segment EBITDA $ 166,744 $ 7,821 $ 20,164 $ 14,127 $ 208,856 Corporate & elimination of intersegment profits (91,863) Adjusted EBITDA 116,993 Share-based compensation expense (13,816) Transaction costs (13,158) Depreciation and amortization (24,998) Loss on disposal of property, equipment, and software (536) Interest expense, net (93,551) Loss before income tax expense (benefit) $ (29,066) FY 2023 (in thousands) Senior Healthcare Services Life Auto & Home Total Adjusted Segment EBITDA $ 155,077 $ (22,769) $ 23,073 $ 81 $ 155,462 Corporate & elimination of intersegment profits (81,159) Adjusted EBITDA 74,303 Share-based compensation expense (11,310) Transaction costs (5,569) Depreciation and amortization (27,881) Loss on disposal of property, equipment, and software (749) Impairment of long-lived assets (17,332) Interest expense, net (80,606) Loss before income tax expense (benefit) $ (69,144) 18

| We shop. You save. (in thousands) Range Net loss $ (42,000) $ (6,000) Income tax benefit $ (16,000) $ (2,000) Interest expense, net $ 102,000 $ 92,000 Depreciation and amortization $ 24,000 $ 20,000 Share-based compensation expense $ 16,000 $ 13,000 Transaction costs $ 6,000 $ 3,000 Adjusted EBITDA $ 90,000 $ 120,000 Net Loss to Adjusted EBITDA Reconciliation FY25 Guidance 19

| We shop. You save. SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (913) 599-9225 Investor Relations investorrelations@selectquote.com 20